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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 2, 1998



                        Commission File Number 0-27830

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                                  LYCOS, INC.
            (Exact name of registrant as specified in its charter)

       DELAWARE                                         04-3277338
(State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)



        500 Old Connecticut Path, Framingham, Massachusetts 01701-4576
         (Address of principal executive offices, including Zip Code)

                                (508) 424-0400
             (Registrant's telephone number, including area code)



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Item 2. Acquisition or Disposition of Assets.
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     On February 2, 1998, Lycos, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Agreement") by and among the Company, Pod Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("PAC"), Tripod, Inc., a Delaware corporation ("Tripod"), Bo Peabody and Richard Sabot, providing for the merger of PAC with and into Tripod (the "Merger"). On February 11, 1998, the Company completed the closing of the Merger and Tripod became a wholly-owned subsidiary of the Company. In accordance with the terms of the Agreement, Richard Sabot will be elected to the Company's Board of Directors for a term expiring at the first Annual Meeting of the Company's stockholders held after the Company's fiscal year ending July 31, 2000.

     The acquisition will be accounted for as a purchase. The purchase price will be allocated to the assets acquired and liabilities assumed based on their estimated fair values. Results of operations for Tripod will be included with those of the Company for periods subsequent to the date of acquisition.

     In the Merger, all outstanding shares of Common Stock and Preferred Stock of Tripod and options and warrants to purchase Common Stock and Preferred Stock of Tripod were converted into 1,560,413 shares and options and warrants to purchase Common Stock, par value $.01 per share, of the Company at an Exchange Ratio of 3.2427566. All outstanding options to purchase Common Stock of Tripod have been assumed by the Company and converted into options to purchase Common Stock of the Company, and all outstanding warrants to purchase Preferred Stock of Tripod have been assumed by the Company and converted into warrants to purchase Common Stock of the Company.

     Under the terms of the Agreement and related Escrow Agreement dated February 11, 1998, an aggregate of 127,841 shares of Common Stock of the Company and options and warrants to purchase an additional 28,209 shares of Common Stock of the Company will be held in escrow for the purpose of indemnifying the Company against certain liabilities of Tripod and its stockholders. The escrow will expire on the first anniversary of the Merger.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                (a)  Financial Statements of Business Acquired

                     Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

                (b)  Pro Forma Financial Information

                     Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

                (c)  Exhibits

                     2.1 Agreement and Plan of Merger dated as of February 2,
                         1998 by and among Lycos, Inc., Pod Acquisition Corp., Tripod, Inc., Bo Peabody and Richard Sabot.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 LYCOS, INC.


Date: February 17, 1998          By:  /s/ Edward M. Philip
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                                    Edward M. Philip
                                    Chief Operating Officer and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer,
                                     Authorized Officer)

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